EXHIBIT 10.14



                            ARTRA GROUP INCORPORATED

                       1999 NONQUALIFIED STOCK OPTION PLAN

         1. Purpose. The purpose of the Artra Group Incorporated 1999 Nonqualified Stock Option Plan (the "Plan") is to further the growth, development and financial success of Artra Group Incorporated (the "Company") and the subsidiaries of the Company by providing additional incentives to those officers and key employees who are responsible for the management of the business affairs of the Company or subsidiaries of the Company, which will enable them to partici pate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase the Company's Common Stock, no par value (the "Common Stock").

         2.       Administration.

         (a) Composition of the Committee. The Plan shall be administered by a committee (the "Committee"), which shall be appointed by, and serve at the pleasure of, the Company's Board of Directors (the "Board"). From time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan.

         (b) Authority of the Committee. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the amount, size, exercise price and other terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the ad ministration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

         (c) Authority of the Board. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board at its election. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all other holders of Options granted under the Plan.

         3. Stock Subject to the Plan. Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 1,600,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

         4. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company and any subsidiary of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company or any subsidiary of the Company. Directors of the Company who are not also officers or employees of the Company or any subsidiary of the Company shall not be eligible to participate in the Plan.

         5. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of Options to purchase shares of Common Stock. Options granted hereunder shall be non-qualified stock options that are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any amendment or substitute thereto ("Nonqualified Stock Options").

         6. Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

         (a) Type of Option. Each option agreement shall identify the Options represented thereby as Nonqualified Stock Options.

         (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby.

         (c) Exercise Term. Each option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

         7. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

         8. Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value, or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose.

The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

         9. Rights upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company or any subsidiary of the Company for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 22(e)(3) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 9, "retirement" means a separation from service by reason of an optionee's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's established plan, policy or practice.

         10. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or
(iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consum mated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11. Rights of a Shareholder. The recipient of any Option under the Plan, unless other wise provided by the Plan, shall have no rights as a shareholder unless and until certificates for shares of Common Stock are issued and delivered to him.

         12. Right to Terminate Employment. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the

Company or any subsidiary of the Company may have to terminate the employment of such optionee.

         13. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

         14. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

         15. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

         16.      Adjustments.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

         (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Com mittee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declaring that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date.

         17. Amendment. The Committee may terminate or amend the Plan at any time, with respect to shares as to which Options have not been granted, subject to any required shareholder approval or any shareholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Committee may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

         18. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

         19. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

         20. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares or have been cancelled unexercised, but no Option shall be granted more than ten years after the date the Plan is adopted by the Company.

         21. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, the optionee shall forfeit all unexercised Options and all exercised Op tions under which the Company has not yet delivered the certificates. The decision of the Commit tee in interpreting and applying the provisions of this Section 21 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

         22. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

         23. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board
(i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

         24.      Miscellaneous Provisions.

         (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

         (b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

         (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Securities Exchange Act of 1934 applies to the Plan or to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

         (d) Effects of Acceptance of Option. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

         (e) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT, dated as of ___________, 1999, is made by and between Artra Group Incorporated (the "Company"), a Pennsylvania corporation, and ______ _______________(the "Employee"), an employee of the Company.

                                    Recitals:

         WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of the Company's Common Stock; and

         WHEREAS, the Company wishes to carry out the Artra Group Incorporated 1999 Stock Option Plan, the terms of which are incorporated by this reference into, and made a part of, this Agreement; and

         WHEREAS, the Committee has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the nonqualified stock option provided for herein to the Employee as an inducement to the Employee to commence and remain in the service of the Company or a Subsidiary and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary:

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean the no par value Common Stock of the Company.

         "Committee" shall mean the Board of Directors of the Company or the committee appointed by the Board of Directors of the Company pursuant to the Plan.

         "Employment Agreement" shall mean the Employment Agreement dated the date hereof between the Employee and the Company.

         "Option" shall mean the nonqualified stock option granted under this Agreement to purchase shares of Common Stock.

         "Plan" shall mean the Artra Group Incorporated 1999 Stock Option Plan.

         "Secretary" shall mean the Secretary of the Company.

         "Subsidiary" shall have the meaning set forth in Section 424 of the Code.

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability (within the meaning of Section 22(e)(3) of the Code) or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. For purposes of this Agreement, "retirement" shall mean a separation from service by reason of the Employee's retirement at or after the Employee's earliest permissible retirement date pursuant to and in accordance with his employer's established plan, policy or practice. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question whether a Termination of Employment resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 - Grant of Option

         In consideration of the Employee's agreement to remain in the employ of the Company or a Subsidiary and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the Option to purchase any part or all of an aggregate of 1,000,000 shares of the Company's Common Stock upon the terms and conditions set forth in this Agreement and the Plan.

Section 2.2 - Purchase Price

         The purchase price of the shares of Common Stock covered by the Option shall be $______ per share, without commission or other charge.

                                   ARTICLE III

                            EXERCISABILITY OF OPTIONS

Section 3.1 - Commencement of Exercisability

         (a) The Option shall vest and become exercisable in three cumulative installments as follows:

                  (i) The first installment shall consist of one-third of the shares covered by the Option and shall become exercisable on ____________, 19__;

                  (ii) The second installment shall consist of one-third of the shares covered by the Option and shall become exercisable on ___________, 19__; and

                  (iii) The third installment shall consist of one-third of the shares covered by the Option and shall become exercisable on ____________, 19__.

         (b) No portion of the Option that is unexercisable at the Employee's Termination of Employment shall thereafter become exercisable, unless such Termination of Employment occurs on or after December 1, 1999 and results from the Employee's death, disability (within the meaning of Section 22(e)(3) of the Code) or Termination of Employment pursuant to Section 5(c) of the Employment Agreement, in which event the Option shall vest and become exercisable in full as of the date of the Employee's death, Termination of Employment by reason of disability or Termination of Employment pursuant to Section 5(c) of the Employment Agreement, as the case may be.

Section 3.2 - Duration of Exercisability

         The installments provided for in Section 3.1(a) hereof are cumulative. Each such installment that becomes exercisable pursuant to Section 3.1(a) hereof shall remain exercisable until it becomes unexercisable under Section 3.3 hereof.

Section 3.3 - Expiration of Option

         The Option may not be exercised to any extent by anyone after the first to occur of the following events:

         (a) The expiration of ten years from the date the Option was granted;

         (b) The date of the Employee's Termination of Employment if such Termination of Employment resulted from a discharge for cause or the voluntary resignation of the Employee;

         (c) The expiration of three months from the date of the Employee's Termination of Employment other than for cause or the voluntary resignation of the Employee, unless such Termina tion of Employment results from his retirement, death or disability (within the meaning of Section 22(e)(3) of the Code), but in no event later than the expiration date set forth in Section 3.3(a) hereof; or

         (d) The expiration of one year from the date of the Employee's Termination of Employment by reason of his retirement, death or disability (within the meaning of Section 22(e)(3) of the Code), but in no event later than the expiration date set forth in Section 3.3(a) hereof.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

         During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof. After the death of the Employee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by the Employee's personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

         Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section
3.3 hereof; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

         The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3 hereof:

         (a) Notice in writing signed by the Employee or such other person then entitled to exercise the Option, or any portion thereof, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee;

         (b) Full cash payment for the shares with respect to which the Option or portion is thereby exercised and which are to be delivered to the Employee pursuant to such exercise; provided, however, that at the discretion of the Committee, payment may be made in whole or in part in shares of Common Stock of the Company, which Common Stock will be valued at its then fair market value. The Employee may also, upon prior notification to the Company and subject to
Section 4.4 hereof, enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Employee will simultaneously exercise the Option, or portion thereof, and sell the shares acquired thereby through such transfer agent or brokerage firm and the transfer agent or brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised;

         (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance in cluding, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (d) In the event that the Option or any portion thereof shall be exercised pursuant to Section 4.1 hereof by any person other than the Employee, appropriate proof of the right of such person to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

         The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Common Stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental or regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal govern mental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish, in its absolute discretion, for reasons of administra tive convenience.

Section 4.5 - Rights as Shareholder

         The holder of the Option shall not be, nor have any of the rights or privileges of, a share holder of the Company in respect of any shares purchasable upon the exercise of any part of the

Option unless and until certificates representing such shares shall have been issued by the Company to such holder.



                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1 - Administration

         The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the
Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board of Directors of the Company may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2 - Options Not Transferable

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Withholding

         All amounts which, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company. Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

Section 5.4 - No Right of Continued Employment

         Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 5.5 - Shares To Be Reserved

         The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.6 - Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to him or it hereunder. Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.6. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in the United States mail or sent by overnight courier (with charges prepaid).

Section 5.7 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpreta tion or construction of this Agreement.

Section 5.8 - Pronouns

         The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

         IN WITNESS THEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

Attest:                                 ARTRA GROUP INCORPORATED


_____________________                   By:___________________________________
Secretary                                            President



                                                 EMPLOYEE


                                                 _____________________________


                                                 _____________________________

                                                 _____________________________
                                                 Address

                                                 Employee's Taxpayer
                                                 Identification Number:


                                                 _____________________________